UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC	350001
(Address of principal executive offices)	(Zip Code)

86-591-8727-1266

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	PME	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of Pingtan Marine Enterprise Ltd. (the “Company” or “our”) filed with the Securities and Exchange Commission on November 12, 2020 the relevant portions of which are incorporated herein by reference, submitted to our members at the Annual General Meeting of Members of the Company held on December 23, 2020 (the “Annual Meeting”).

At the close of business on November 9, 2020, the record date for the Annual Meeting, a total of 79,302,428 ordinary shares were issued and outstanding. At the Annual Meeting, members representing 61,639,574 of our ordinary shares were present in person or represented by proxy.

Proposal 1: The following Class B nominee was elected to serve on the Company’s board of directors for a three-year term expiring at the Company’s 2023 annual general meeting of members or until his successor is duly elected and qualified with the following vote:

Nominee	For	Against	Abstain	Broker Non-votes
Lin Bao	56,223,690	5,100	5,330	3,862,997

Proposal 2: The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, with the following vote:

For	Against	Abstain	Broker Non-votes
56,223,040	5,839	5,211	3,862,997

Proposal 3: The members selected, on a non-binding, advisory basis, every three years as the appropriate frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers, with the following vote:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-votes
5,862,386	1,931,042	48,435,462	5,200	3,862,997

Based on the outcome of the vote on the frequency of future advisory votes to approve executive compensation and consistent with its recommendation, the Company’s board of directors has determined that the Company will continue to hold such votes to approve executive compensation every three years until the next required frequency vote. Accordingly, the Company will hold its next advisory vote to approve executive compensation at the Company’s 2023 annual general meeting of members.

Proposal 4: The appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
59,868,922	47,671	180,494	0

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 29, 2020

Pingtan Marine Enterprise Ltd.

By:	/s/ LiMing Yung
	Name:	LiMing Yung
	Title:	Chief Financial Officer

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